EXHIBIT 23-C



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement File No. 33-60511 of our reports dated February 4, 2000 incorporated by reference in Green Mountain Power
Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.




                                 /s/  ARTHUR  ANDERSEN,  LLP

Boston,  Massachusetts


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